THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln Core IncomeSM Variable Annuity

Supplement dated June 9, 2022 to the prospectus dated May 1, 2022

This supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

Lincoln iShares® Funds.  The Lincoln Variable Insurance Products Trust has informed us that the Lincoln iShares® Fixed Income Allocation Fund, the Lincoln iShares® Global Growth Allocation Fund, and the Lincoln iShares® U.S. Moderate Allocation Fund will be liquidated on or about August 5, 2022, and as a result, will no longer be available as investment options under your contract.  If you have invested in any of these funds, you must transfer all money out of that fund and into another Subaccount within your contract. This transfer may be any time prior to the close of business on August 4, 2022.
If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund Subaccount on August 5, 2022. Once this transfer occurs, any future allocations of purchase payments and/or contract value (or Account Value under i4LIFE® Advantage) that you previously designated to a Lincoln iShares® Fund Subaccount will be allocated to the LVIP Government Money Market Fund Subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding these fund liquidations, please refer to the funds’ prospectuses.

Please retain this supplement for future reference.